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                                                                    EXHIBIT 23.4

     CONSENT OF ELIZABETH LASSEN, ESQ., DIRECTOR, GENE PATENTING OF GENZYME
                                  CORPORATION

     I hereby consent to the use of my name under the caption "Legal Matters" in the Registration Statement on Form S-3 (File No. 333-26003) of Genzyme Corporation.

                                                  /s/  ELIZABETH LASSEN

June 8, 1998